UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 5, 2006

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

DELAWARE	1-6948	38-1016240
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

At the 2006 Annual Meeting of Stockholders of SPX Corporation (the “Company”) held on May 5, 2006, the Company’s stockholders voted to approve the Company’s Amended and Restated 2002 Stock Compensation Plan (the “2002 Plan”).  The 2002 Plan was adopted by the Company’s Board of Directors on February 21, 2006, subject to stockholder approval, and upon such approval became effective as of February 21, 2006.  The 2002 Plan is intended to optimize the tax deduction for performance-based awards to executives.  The amendment also eliminates replacement options on future awards.  The amendment does not increase the number of shares issuable under the 2002 Plan or increase the cost of the 2002 Plan.  Under the 2002 Plan, the Company’s Compensation Committee may grant stock-based incentives to key employees, including employees who are officers or members of the Company’s Board of Directors.  Non-employee directors are not eligible for awards under the 2002 Plan.  Awards under the 2002 Plan may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and performance units.  The 2002 Plan was described in and appended to the Company’s definitive proxy statement for its 2006 Annual Meeting of Stockholders (the “Proxy Statement”) as filed with the Securities and Exchange Commission (the “SEC”), and is incorporated herein by reference to Appendix C of the Proxy Statement.

At the 2006 Annual Meeting of Stockholders of the Company, the Company’s stockholders voted to approve the Company’s Executive Annual Incentive Plan (the “Incentive Plan”).  The Incentive Plan was adopted by the Company’s Board of Directors on February 21, 2006, subject to stockholder approval, and upon such approval became effective beginning with the bonus plan year ending on December 31, 2006.   The Incentive Plan is intended to optimize the tax deduction for performance-based awards to executives.  The executive officers who are selected by the Company’s Compensation Committee each year to participate in the Incentive Plan will receive their annual bonus, if any, under the Incentive Plan instead of the Company’s standard executive bonus program.  The Incentive Plan was described in and appended to the Proxy Statement as filed with the SEC, and is incorporated herein by reference to Appendix D of the Proxy Statement.

At the 2006 Annual Meeting of Stockholders of the Company, the Company’s stockholders voted to approve the Company’s 2006 Non-Employee Directors’ Stock Incentive Plan (the “Directors’ Stock Plan”).  The Directors’ Stock Plan was adopted by the Company’s Board of Directors on February 21, 2006, subject to stockholder approval, and became effective upon such approval on May 5, 2006.  The Directors’ Stock Plan provides for the award of equity based incentives, including options, restricted stock and restricted stock units.  The Directors’ Stock Plan is administered by the Company’s Board of Directors, which has the power and discretionary authority to interpret the Directors’ Stock Plan and make factual determinations under the Directors’ Stock Plan.  All members of the Company’s Board of Directors who are not employees of SPX and its subsidiaries are eligible for awards under the Directors’ Stock Plan.  The Directors’ Stock Plan was described in and appended to the Proxy Statement as filed with the SEC, and is incorporated herein by reference to Appendix E of the Proxy Statement.

Each of the above, and above-referenced descriptions of, respectively, the 2002 Plan, Incentive Plan and Directors’ Stock Plan, are qualified in their entirety by reference to the full text of the relevant plan, included as, respectively, Appendix C, Appendix D and Appendix E to the Proxy Statement.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit
Number	Description

10.1

2002 Stock Compensation Plan (As Amended and Restated) (incorporated herein by reference to Appendix C of the Registrant’s definitive proxy statement for its 2006 Annual Meeting of Stockholders, filed April 3, 2006)

10.2	Executive Annual Incentive Plan (incorporated herein by reference to Appendix D of the Registrant’s definitive proxy statement for its 2006 Annual Meeting of Stockholders, filed April 3, 2006)

10.3

2006 Non-Employee Directors’ Stock Incentive Plan (incorporated herein by reference to Appendix E of the Registrant’s definitive proxy statement for its 2006 Annual Meeting of Stockholders, filed April 3, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: May 8, 2006	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1

2002 Stock Compensation Plan (As Amended and Restated) (incorporated herein by reference to Appendix C of the Registrant’s definitive proxy statement for its 2006 Annual Meeting of Stockholders, filed April 3, 2006)

10.2	Executive Annual Incentive Plan (incorporated herein by reference to Appendix D of the Registrant’s definitive proxy statement for its 2006 Annual Meeting of Stockholders, filed April 3, 2006)

10.3

2006 Non-Employee Directors’ Stock Incentive Plan (incorporated herein by reference to Appendix E of the Registrant’s definitive proxy statement for its 2006 Annual Meeting of Stockholders, filed April 3, 2006)